OLD WESTBURY FUNDS, INC.

OLD WESTBURY GLOBAL SMALL CAP FUND

Supplement dated December 16, 2005

to the Prospectus dated March 16, 2005, as supplemented

On November 28, 2005, the Board of Directors of Old Westbury Funds, Inc. (the “Board”) approved the engagement of Champlain Investment Partners, LLC (“Champlain”) as co-investment sub-adviser with Dimensional Fund Advisors, Inc. (“Dimensional”) for Old Westbury Global Small Cap Fund (the “Fund”). The Board approved Champlain as an additional investment sub-adviser to assume responsibility for the day-to-day investment decisions for the portion of the Fund’s assets allocated to it beginning on or about January 1, 2006. The shareholders of the Fund will be asked to approve an investment sub-advisory agreement between the Fund and Champlain. It is anticipated that Old Westbury Funds, Inc. will hold a special meeting of the Fund’s shareholders on or about December 30, 2005 in order to obtain such approval. Proxy materials discussing the change in sub-advisory arrangements are expected to be mailed shortly to shareholders that held shares of the Fund on December 1, 2005.

In connection with the engagement of the new investment sub-adviser, the prospectus for the Fund is hereby supplemented on or about January 1, 2006 to provide the following information as appropriate throughout the prospectus.

Dimensional and Champlain each manages the portion of the assets of the Fund allocated to it by BIM. Champlain, located at 346 Shelburne Road, Burlington, Vermont 05401, is a registered investment adviser and had approximately $ 210 million in assets under management as of November 30, 2005.

Champlain’s portion of Global Small Cap Fund (the “Segment”) is managed by Mr. Scott T. Brayman, CFA. Mr. Scott T. Brayman, CFA, has served as Chief Investment Officer and Managing Partner of the Adviser since September 2004. In addition, Mr. Brayman has led Champlain’s investment team since September 2004. He has managed the Segment since January 1, 2006. He has also managed the Champlain Small Company Fund since its inception. Prior to joining Champlain, Mr. Brayman was a Senior Vice President at NL Capital Management, Inc and served as a Portfolio Manager with Sentinel Advisors, Inc. where he was employed from June 1995 to September 2004. Mr. Brayman graduated cum laude from the University of Delaware with a Bachelor’s Degree in Business Administration. He earned his Chartered Financial Analyst (CFA) designation in 1995 and is a member of the CFA Institute and the Vermont Securities Analysts Society. He has more than 20 years of investment experience.